                                                                    EXHIBIT 99.1

CASE NAME:     NEOSTAR RETAIL GROUP, INC.               Monthly Operating Report
                                                        (first MOR)
CASE NUMBER:   396-36648-SAF-11 THROUGH                 ACCRUAL BASIS
               396-36652-SAF-11                         Unaudited
               administratively consolidated

JUDGE:         Steven A. Felsenthal


                       UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF TEXAS

                               DALLAS DIVISION

                          MONTHLY OPERATING REPORT

                      INITIAL FILING (9/17/96-10/5/96)


     In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis 1 through Accrual Basis 6) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party): is based on all information of which preparer has any knowledge.



RESPONSIBLE PARTY:


/s/ OPAL P. FERRARO                              CHIEF FINANCIAL OFFICER
----------------------------------------         --------------------------
Original Signature of Responsible Party                     Title



OPAL P. FERRARO                                            11/6/96
----------------------------------------         --------------------------
Printed name of Responsible Party                            Date


PREPARER:



/s/ AMY WESTBROOK                                ASSISTANT CONTROLLER
----------------------------------------         --------------------------
Original Signature of Responsible Party                     Title



AMY WESTBROOK                                              11/6/96
----------------------------------------         --------------------------
Printed name of Responsible Party                            Date

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


Comparative Balance Sheet


                                                                                    9/16/96       10/5/96
                                                                             ------------------------------
ASSETS
 1. Unrestricted Cash                                                             5,163,261       562,207
 2. Restricted Cash                                                                                     0
                                                                             ------------------------------
 3. Total Cash                                                                    5,163,261       562,207
 4.(a) Accounts Receivable-Trade                                                     66,432        67,463
 4.(b) Other Accounts Receivable                                                  2,748,720     3,145,047
 5. Inventory                                                                    82,085,336    79,876,315
 6. Notes Receivable                                                                      0             0
 7. Prepaid Expenses (rent, store supplies...)                                    3,859,099     9,369,114
 8. Other (Attach List)                                                                   0             0
                                                                             ------------------------------
 9. Total Current Assets                                                         93,922,848    93,020,146
10. Property Plant & Equipment                                                  122,658,354   122,950,706
11. Less Accumulated Depreciation                                               (60,461,237)  (61,290,805)
                                                                             ------------------------------
12. Net Property, Plant & Equipment                                              62,197,117    61,659,901
13. Due from Insiders                                                                     0             0
14. Other Assets Net of Amortization (Attach List)                                  103,560       103,026
15. Other (Attach List)                                                             466,783       609,154
                                                                             ------------------------------
16. TOTAL ASSETS                                                                156,690,308   155,392,227
POST-PETITION LIABILITIES
17.(a) Accounts Payable-Vendor                                                                  2,462,545
17.(b) Miscellaneous Accounts Payable-Net                                                          20,499
18. Taxes Payable                                                                               1,339,660
19. Notes Payable                                                                                       0
20. Accrued Professional Fees                                                                     482,641
21. Secured Debt                                                                               40,414,736
22. Other (Attach List)                                                                         7,996,877
                                                                             ------------------------------
23. Total Post-Petition Liabilities                                                       0    52,716,958
PRE-PETITION LIABILITIES
24. Secured Debt                                                                 45,537,100     3,220,000
25. Priority Debt                                                                 1,864,179     1,862,128
26. Unsecured Debt                                                               67,692,993    67,692,993
27. Other (Attach List)                                                          15,273,227     7,648,468
                                                                             ------------------------------
28. Total Pre-Petition Liabilities                                              130,367,499    80,423,589
                                                                             ------------------------------
29. TOTAL LIABILITIES                                                           130,367,499   133,140,547
EQUITY
30. Pre-Petition Owners' Equity                                                  26,322,809    26,322,809
31. Post-Petition Cumulative Profit (Loss)                                                0    (4,071,128)
32. Direct Charges to Equity (attach exp)                                                 0             0
                                                                             ------------------------------
33. Total Equity                                                                 26,322,809    22,251,680
                                                                             ------------------------------
34. Total Liabilities & Equity                                                  156,690,308   155,392,226


CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

                                                        9/16/96      10/5/96
                                                     -------------------------
14.  Other Assets Net of Amortization
Organization Costs                                      160,162      160,162
Accumulated Amortization-Organization Costs             (56,602)     (57,136)
                                                     -------------------------
                                                        103,560      103,026

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


                                                  9/16/96     10/5/96
                                                -----------------------
15. Other Assets

Utility Deposits                                   89,853      86,476
Lease Deposits                                    136,916     136,916
Other Deposits                                    240,014     385,762
                                                -----------------------
                                                  466,783     609,154

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


22. Other Post-Petition Liabilities                       9/16/96      10/5/96
                                                        -------------------------
Miscellaneous                                                          399,565
Payroll expense accruals                                             1,104,362 **
Store closing expense accruals                                         235,845
Freight expense accruals                                               308,178
Accrued interest expense                                               391,669
Accrued credit card fees/accrued NSF check expense                     209,565
Customer refund/gift certificate/store credit liability              2,814,351 *
Insurance claims liability                                           1,056,742 **
Severance and related expense accrual                                  631,437
Employee vacation accrual                                              845,163 **
                                                        -------------------------
                                                               0     7,996,877



* Per court order, we are continuing to honor and process customer refunds, gift certificates and store credits, some of which may be prepetition. We are unable to differentiate between pre and postpetition, so we classified entire liability as postpetition.

**Per court order, we are continuing to provide benefits such as vacation and medical insurance to employees. We therefore classified this liability as postpetition.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

27. Other Pre-Petition Liabilities                                       9/16/96        10/5/96
                                                                    -----------------------------
Accrued Percentage Rent                                                  448,778        446,578
Severance Accrual                                                        153,219        153,219
Miscellaneous including reserve for uncollectible marketing funds      2,381,600      1,853,601
Deferred Lease Payment Accrual                                         5,124,878      5,098,300
Store closing expense accruals                                            96,770         96,770
Accrued interest expense                                                 166,789
Accrued credit card fees/accrued NSF check expense                       145,902
Customer Refund/Gift Certificate/Store Credit Liability*               4,118,681
Employee Vacation Accrual*                                               845,162
Insurance Claims Liability*                                            1,055,599
Payroll expense accruals*                                                735,848

                                                                    -----------------------------
                                                                      15,273,227      7,648,468



*These items carried forward as postpetition obligations per court order.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-2
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

Income Statement

                                                                    9/17/96-10/5/96  *
                                                                 --------------------
REVENUES
1. Gross Sales                                                            21,447,481 **
2. Less Returns & Discounts                                                        0
3. Net Sales                                                              21,447,481
COST OF GOODS SOLD
4. Cost of Sales                                                          16,859,534
5. Freight                                                                   626,199
6. Selling Fees                                                              291,212
                                                                 --------------------
7. Total Cost of Goods Sold                                               17,776,945
                                                                 --------------------
8. Gross Profit                                                            3,670,536
OPERATING EXPENSES
9. Store Operating Expenses                                                5,276,865
10. General & Administrative                                                 930,006
11. Total Operating Expenses                                               6,206,871
                                                                 --------------------
12. Income before non-operating income and expenses                       (2,536,335)
OTHER INCOME & EXPENSES
13. Non-Operating Income (Attach List)                                             0
14. Non-Operating Expense (Attach List)                                            0
15. Interest Expense (and associated loan fees)                              392,770
16. Depreciation                                                             659,383
17. Amortization                                                                   0
18. Other (Attach  List)                                                           0
                                                                 --------------------
19. Net Other Income and Expenses                                          1,052,153
REORGANIZATION EXPENSES
20. Professional Fees                                                              0
21. U.S. Trustee Fees                                                              0
22. Other (Attach List)                                                      482,640
23. Total Reorganization Expenses                                            482,640
24. Income Tax                                                                     0
                                                                 --------------------
25. Net Profit (Loss)                                                     (4,071,128)

* The income statement for the period 9/17/96-10/5/96 is an estimate derived from financial statements for the fiscal month of October less an estimate of results of operations from the beginning of fiscal October through 9/16/96.

**The POS register system transmits sales already net of discounts and returns.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-2
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated



24. Other Reorganization Expenses

Accrual of estimated outstanding expenses        482,640
                                              -----------
                                                 482,640

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-3
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

CASH RECEIPTS AND DISBURSEMENTS
                                                                      Schedule
                                                                       Amount
                                                                      10/5/96
                                                                  --------------
1. Cash-Beginning of Month                                            5,163,261
RECEIPTS FROM OPERATIONS
2. Cash Sales                                                        21,447,481
COLLECTION OF ACCOUNTS RECEIVABLE
3. Prepetition                                                                0
4. Postpetition                                                         397,714  *
                                                                  --------------
5. Total Operating Receipts                                          21,845,195
NON-OPERATING RECEIPTS
6. Loans and Advances (Attach List)                                      10,942
7. Sale of Assets
8. Other (Attach List)
                                                                  --------------
9. Total Non-Operating Receipts                                          10,942
                                                                  --------------
10. Total Receipts                                                   21,856,138
                                                                  --------------
11. Total Cash Available                                             27,019,399
OPERATING DISBURSEMENTS
12. Net Payroll                                                       3,219,745
13. Payroll Taxes Paid                                                  678,992
14. Sales, Use & Other Taxes Paid                                         6,125
15. Secured/Rental/Leases                                             4,052,534
16. Utilities
17. Insurance
18. Inventory Purchases                                              13,937,554
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (See Note)                                                  4,562,242  **
                                                                  --------------
26. Total Operating Disbursements                                    26,457,192
REORGANIZATION EXPENSES
27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)                                                       0
                                                                  --------------
30. Total Reorganization Expenses                                             0
                                                                  --------------
31. Total Disbursements                                              26,457,192
32. Net Cash Flow                                                    (4,601,054)
33. Cash-End of Month                                                   562,207


*  Postpetition collection of customer prepetition and postpetition receivables.

** Due to system limitations, we are not able to detail cash payments by expense category beyond amounts listed are not readily available.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-4
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


ACCOUNTS RECEIVABLE AGING**                              10/5/96
                                                      ------------
1   0-30                                                  39,382
2. 31-60                                                  17,205
3. 61-90                                                   3,164
4. 91+                                                    10,712
                                                      ------------
5. Total Accounts Receivable                              70,463
6. Amount Considered Uncollectible                         3,000
                                                      ------------
7. Accounts Receivable (Net)                              67,463
                                                      ------------

**  A/R Trade is the only Accounts Receivable with aged balances.

    Employee receivable, Trade-in receivable, and Other Miscellaneous receivables are not aged.


AGING OF POST-PETITION TAXES AND PAYABLES          0-30            31-60     61-90     91+
                                                   Days             Days      Days     Days         Total
                                             ----------------------------------------------------------------
Taxes Payable
1. Federal                                               0                                                0
2. State (Sales Tax)                             1,325,747                                        1,325,747
3. Local                                                 0                                                0
4. Other (Canadian PST/GST)                         13,913                                           13,913
                                             ----------------------------------------------------------------
5. Total Taxes Payable                           1,339,660           0         0        0         1,339,660
                                             ----------------------------------------------------------------
6. Accounts Payable***                           2,462,545                                        2,462,545
                                             ----------------------------------------------------------------

***Accounts Payable-Vendor is the only A/P account with aged balances.

   Other vendor adjustment accounts are not aged.

                                  Beginning       Amount                     Ending
STATUS OF POST-PETITION TAXES        Tax        Withheld or     Amount        Tax
                                  Liability       Accrued         Paid      Liability
FEDERAL
1. Withholding                        0          232,200        232,200             0
2. FICA-Employee                      0          178,436        178,436             0
3. FICA-Employer                      0          178,436        178,436             0
4. Unemployment                       0            8,372          8,372             0
5. Income                             0                0              0             0
6. Other (Attach List)                0                0              0             0
                              ---------------------------------------------------------
7. Total Federal Taxes                0          597,444        597,444             0
STATE AND LOCAL
8. Withholding                        0           49,266         49,266             0
9. Sales                              0        1,331,872          6,125     1,325,747
10. Excise                            0                0              0             0
11. Unemployment                      0           32,281         32,281             0
12. Real Property                     0                0              0             0
13. Personal Property                 0                0              0             0
14a.Other -Canadian GST               0            7,672              0         7,672
14b.Other -Canadian PST               0            6,241              0         6,241
                              ---------------------------------------------------------
15. Total State and Local             0        1,427,333         87,673     1,339,660
16. Total Taxes                       0        2,024,777        685,117     1,339,660

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-5
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

BANK RECONCILIATIONS                                                     Amount

PLEASE SEE ATTACHED SCHEDULES                                            282,767
Store Change Fund (money in store cash registers)                        278,701
                                                                         -------


                                                                         561,467






INVESTMENT ACCOUNTS
                                Date of        Type of     Purchase     Current
Bank Account Name & Number      Purchase     Instrument      Price       Value
NO INVESTMENT ACCOUNTS                                                         0



Currency on hand                                                             739

Total Cash - End of month                                                562,207
                                                                         =======


CASE NAME:     NEOSTAR RETAIL GROUP, INC.            Accrual Basis-6
                                                     Month:September, 1996
                                                     (9/17/96-10/5/96)
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

PAYMENTS TO INSIDERS AND PROFESSIONALS


                                       INSIDERS
                                                                                Total Paid
Name                         Salary     Severance        BOD Fees     T&E         To Date
1. James McCurry            16,666.67                       0.00                 16,666.67
2. Opal Ferraro              8,125.00                       0.00     630.49       8,755.49
3. Barry R. Fehrs            4,291.67                       0.00                  4,291.67
4. Ron E. Freeman            5,793.75                       0.00                  5,793.75
5. Mike Ivanich              4,720.83                       0.00                  4,720.83
6. Roxanne M. Koepsell       7,916.67                       0.00      10.50       7,927.17
7. Alan Bush                11,666.67                       0.00   1,479.53      13,146.20
8. R. Richard Fontaine           0.00                     700.00                    700.00
9. Jan Michiel Hessels           0.00                       0.00                      0.00
10. John D. Miller               0.00                     700.00                    700.00
11. Thomas G. Plaskett           0.00                     700.00                    700.00
12. Leonard Riggio               0.00                       0.00                      0.00
13. W. Mitt Romney               0.00                     700.00                    700.00
14. Dan DeMatteo                 0.00                     700.00                    700.00
                         -------------------------------------------------------------------
Total Payments              59,181.26       0.00        3,500.00   2,120.52      64,801.78


                                       PROFESSIONALS

                                                         Total Paid            Total Incurred
Name                     Amt Approved     Amt Paid          to Date                and Unpaid
None paid                                        0                0


As of this date, no additional invoices have been submitted.                               0

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-7
                                                              9/17/96-10/5/96
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

QUESTIONNAIRE

                                                                                                  Yes        No
 1 Have any assets been sold or transferred outside the normal course of business this
   reporting period?                                                                                          x
----------------------------------------------------------------------------------------------------------------
 2 Have any funds been disbursed from any account other than a debtor-in-possession account?                  x
----------------------------------------------------------------------------------------------------------------
 3 Are any postpetition receivables (accounts, notes, or loans) due from related parties?                     x
----------------------------------------------------------------------------------------------------------------
 4 Have any payments been made on prepetition liabilities during this reporting period?             x            *
----------------------------------------------------------------------------------------------------------------
 5 Have any postpetition loans been received by the debtor from any party?                          x            **
----------------------------------------------------------------------------------------------------------------
 6 Are any postpetition payroll taxes past due?                                                               x
----------------------------------------------------------------------------------------------------------------
 7 Are any postpetition state or federal income taxes past due?                                               x
----------------------------------------------------------------------------------------------------------------
 8 Are any postpetition real estate taxes past due?                                                           x
----------------------------------------------------------------------------------------------------------------
 9 Are any other postpetition taxes past due?                                                                 x
----------------------------------------------------------------------------------------------------------------
10 Are any amounts owed to postpetition creditors delinquent?                                                 x
----------------------------------------------------------------------------------------------------------------
11 Have any prepetition taxes been paid during the reporting period?                                x            *
----------------------------------------------------------------------------------------------------------------
12 Are any wage payments past due?                                                                            x
----------------------------------------------------------------------------------------------------------------



* Pursuant to court order, the Debtor continued to pay wages and payroll taxes, some of which were prepetition. Also per court order, we have continued to process customer refunds, some of which were prepetition.

** Foothill Capital Corporation, as Agent bank for a group of lenders, provided
   DIP financing in the amount of $70,000,000 per the court order dated October 2, 1996.

INSURANCE


1 Are workers compensation, general liability and other necessary insurance
  coverages in effect?                                              x
2 Are all premium payments paid current?                            x
3 Please itemize policies below.

                                                   Period        Annual                           Amount
  Type of Policy       Insurance Carrier           Covered       amount    Frequency           Outstanding
Auto-NY                Atlantic  Mutual  Ins.  11/l/95-11/l/96    1,591  10 installments            0
Auto-VA                Atlantic  Mutual  Ins.  11/1/95-11/l/96    1,264  10 installments            0
Auto-MA                Atlantic  Mutual  Ins.  11/1/95-11/l/96    2,051  10 installments            0
Auto-Out of state      Atlantic  Mutual  Ins.  11/l/95-11/l/96    3,460  10 installments            0
Auto-TX                Atlantic  Mutual  Ins.  11/1/95-11/l/96    2,495  10 installments            0
Workers compensation   Atlantic  Mutual  Ins.  11/l/95-11/l/96  780,346  10 installments            0
Property               Atlantic  Mutual  Ins.  11/l/95-11/l/96  213,713  10 installments            0
General liability      Atlantic  Mutual  Ins.  11/l/95-11/l/96   16,144  10 installments            0
Umbrella-primary       Atlantic  Mutual  Ins.  11/l/95-11/l/96   30,500  10 installments            0
Umbrella-excess        Chubb Ins. Companies    11/l/95-11/l/96   18,000  annually                   0

                          List of Omitted Schedules

1. Employee Loan Payroll Deductions Received Postpetition (See Cash Receipts and Disbursements)

2. Store Bank Balances, including Credit Card and Canadian Accounts (See Bank Reconciliations)

3.   Bank Reconciliation Analysis (See Bank Reconciliations)